NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund (formerly, NVIT AllianzGI International Growth Fund)
NVIT Real Estate Fund
Supplement dated December 7, 2023
to the Prospectus dated May 1, 2023
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Multi-Manager Mid Cap Value Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 6, 2023, the Board approved the termination of American Century Investment Management, Inc. (“American Century”) and Thompson, Siegel & Walmsley LLC (“TSW”) as subadvisers to the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), effective on or about February 26, 2024 (the “Effective Date”). Accordingly, all references to, and information regarding, American Century and TSW are deleted in their entirety. Victory Capital Management Inc. (“Victory Capital”), via its Sycamore Capital investment franchise, will continue to serve as the Fund’s sole subadviser.

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Victory Mid Cap Value Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

b.	The table under the heading “Fees and Expenses” on page 52 of the Prospectus is hereby deleted and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class II Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.25%	0.09%
Total Annual Fund Operating Expenses	1.00%	1.09%
Fee Waiver/Expense Reimbursement(1),(2)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.93%	1.02%

(1) Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.79% until at least April 30, 2025. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2) In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.03605% of the management fee to which the Adviser would otherwise be entitled until April 30, 2025. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

c.	The information under the heading “Principal Investment Strategies” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid‑cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund may invest in stocks of mid‑cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund may enter into repurchase agreements to generate additional income.
The subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The subadviser uses a bottom‑up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the subadviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

d.	The information under the heading “Principal Risks” beginning on page 53 of the Prospectus is modified as follows:

i.	“Multi-manager risk” is deleted in its entirety.

ii.
“Selection risk” is deleted in its entirety and replaced with the following: “Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

e.	The information under the heading “Portfolio Management – Subadvisers” on page 54 of the Prospectus is deleted in its entirety and replaced with the following:
Victory Capital Management Inc. (“Victory Capital”)

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary H. Miller	Chief Investment Officer; Lead Portfolio Manager	Since 2022
Gregory M. Conners	Portfolio Manager	Since 2022
Jeffrey M. Graff, CFA	Portfolio Manager	Since 2022
Michael F. Rodarte, CFA	Portfolio Manager	Since 2022
James M. Albers, CFA	Portfolio Manager	Since 2022

g.	The information under the heading “How the Funds Invest – Principal Investment Strategies” beginning on page 96 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid‑cap companies, utilizing a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund may also invest in equity securities of mid‑cap companies that are located outside the United States. The Fund may enter into repurchase agreements to generate additional income.
The subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The subadviser uses a bottom‑up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below its assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

h.	The information under the heading “How the Funds Invest – Key Terms” on page 97 of the Prospectus is modified as follows:

i.	“Quantitative techniques” is deleted in its entirety.

i.	Under the heading “How the Funds Invest – Principal Risks” on page 97 of the Prospectus, the reference to Multi-Manager Risk is deleted.

j.	The information regarding Victory Capital under the heading “Fund Management – Subadvisers” on page 119 is deleted in its entirety and replaced with the following:
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is the subadviser to the NVIT Victory Mid Cap Value Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day‑to‑day management of the Fund are members of Victory Capital’s Sycamore Capital investment franchise.

k.
The information regarding NVIT Multi-Manager Mid Cap Value Fund under the heading “Fund Management – Portfolio Management” beginning on page 121 is deleted in its entirety and replaced with the following:

NVIT Victory Mid Cap Value Fund

Victory Capital uses a team of portfolio managers and analysts from its Sycamore Capital franchise (“Sycamore”) to manage the Fund. The portfolio managers on the team who are jointly and primarily responsible for the day‑to‑day management of the Fund are Gary H. Miller, Gregory M. Conners, Jeffrey M. Graff, CFA, Michael F. Rodarte, CFA, and James M. Albers, CFA.
Mr. Miller is the Chief Investment Officer and lead portfolio manager of Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 1987.
Mr. Conners is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 1999.
Mr. Graff is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2001.
Mr. Rodarte is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2006.
Mr. Albers is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2005.
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